UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2013

GEORGIA GULF CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-09753	58-1563799
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 Perimeter Center Place, Suite 460, Atlanta, GA		30346
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (770) 395 - 4500

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01.     Other Events.

On January 17, 2013, Georgia Gulf Corporation (the “Company”) issued a press release announcing the commencement of a cash tender offer for any and all of the $450.0 million outstanding aggregate principal amount of its 9.0 percent senior secured notes due 2017 (the “9 Percent Notes”) and a concurrent consent solicitation to seek consents to certain amendments to the indenture governing the 9 Percent Notes. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

The information contained in this Current Report on Form 8-K shall not constitute an offer to purchase, a solicitation of an offer to purchase or a solicitation of a consent with respect to the 9 Percent Notes or any other securities. The tender offer and consent solicitation are being made solely pursuant to an offer to purchase and consent solicitation statement and the related documents thereto, which set forth the complete terms of the tender offer and consent solicitation.

Also on January 17, 2013, the Company issued a press release announcing its intention to offer, pursuant to an exemption under the Securities Act of 1933 (the “Securities Act”), $450.0 million in aggregate principal amount of senior notes due 2023 (the “New Notes”). A copy of the press release is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

The information contained in this Current Report on Form 8-K is not an offer to sell or the solicitation of an offer to buy the New Notes. The New Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act. The New Notes will be offered inside the United States only to qualified institutional buyers in reliance on Rule 144A under the Securities Act and to persons outside the United States in reliance on Regulation S under the Securities Act.

In a preliminary offering memorandum distributed to investors in connection with the private offering described above, the Company disclosed certain information to prospective investors, including, but not limited to, with respect to certain summary unaudited historical combined and pro forma condensed combined financial information and certain selected pro forma and historical financial data of the Company and the commodity chemicals business of PPG Industries, Inc. The Company is filing as Exhibit 99.3 hereto the related information being disclosed by the Company pursuant to Regulation FD, which is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

Number	Exhibit

99.1	Press release, dated January 17, 2013

99.2	Press release, dated January 17, 2013

99.3	Certain information excerpted from the preliminary offering memorandum and disclosed pursuant to Regulation FD

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORGIA GULF CORPORATION

By:	/s/ Timothy Mann, Jr.
Name:	Timothy Mann, Jr.
Title:	Executive Vice President, General Counsel and Secretary

Date: January 17, 2013

EXHIBIT INDEX

Number	Exhibit

99.1	Press release, dated January 17, 2013

99.2	Press release, dated January 17, 2013

99.3	Certain information excerpted from the preliminary offering memorandum and disclosed pursuant to Regulation FD